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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)   February 2, 1998.



                            CTI GROUP (HOLDINGS) INC.
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                (Exact name of registrant as specified in charter)



      Delaware                       0-10560                  51-0308583
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(State or other jurisdic-     (Commission File Number)      (IRS Employer
 tion of incorporation)                                  Identification No.)


901 South Trooper Road, Valley Forge, PA                        19484
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(Address of principle executive offices)                    (Zip Code)


Registrant's telephone number, including area code    610-666-1700
                                                      ------------


                                  N/A
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)

                    ---------------------------------

                    Exhibit Index appears on Page 5.

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Item 2.   Acquisition or Disposition of Assets

          On February 2, 1998 (the "Closing Date"), pursuant to the terms of that certain Asset Purchase Agreement (the "Agreement"), dated as of February 2, 1998, by and among CTI Group (Holdings) Inc. (the "Company"), CTI Data Solutions (International) Ltd., an English company and a wholly-owned subsidiary of the Company ("CTI International") and Siemens plc, an English company ("Siemens"), CTI International acquired the assets and substantially all the liabilities of Siemens' Databit business division ("Databit"). Databit is engaged in the business of the design, development, marketing, distribution, licensing, maintenance and support of telecommunications call management software and services and owns various license and contract rights, copyrights, trademarks, trade secrets and other intellectual property and assets relating to these products and services.

          The purchase price was paid by CTI International in the form of a $2,000,000 Secured Promissory Note (the "Note") executed by CTI International in favor of Siemens. The Note calls for CTI International to pay annual interest of ten percent (10%) quarterly in arrears until February 2, 2001 (the "Maturity Date"). The principal amount of the Note is due on the Maturity Date. The Company executed a Guaranty (the "Guaranty") in favor of Siemens to guarantee CTI International's performance under the Note. Siemens was also granted a security interest in the assets of Databit purchased by CTI International, pursuant to a Debenture (the "Debenture") executed by CTI International in favor of Siemens, and all of the assets of the Company, including the Company's ownership interest in each of the Company's wholly-owned subsidiaries, pursuant to a Security Agreement (the "Security Agreement") and a Collateral Pledge Agreement (the "Pledge Agreement") executed by the Company in favor of Siemens.

          Copies of the Agreement, the Note, the Guaranty, the Debenture, the Security Agreement and the Pledge Agreement are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Businesses Acquired.

               It is impracticable for the Company to provide the required financial statements for Databit at the time of the filing of this report. The Company undertakes to file such financial statements as an amendment of this Form 8-K as soon as practicable after the date hereof, but in no event later than 60 days after the date on which this report on Form 8-K is required to be filed.

          (b)  Pro Forma Financial Information.

               It is impracticable for the Company to provide the required pro forma

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               financial information relating to the acquisition at the time of the filing of this report. The Company undertakes to file such pro forma financial information as an amendment to this Form 8-K as soon as practicable after the date hereof, but in no event later than 60 days after the date on which this report on Form 8-K is required to be filed.

          (c)  Exhibits
               2.1 Form of Asset Purchase Agreement by and among CTI Group (Holdings), Inc., CTI Data Solutions (International) Ltd. and Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

               10.1 Form of $2,000,000 Secured Promissory Note executed by CTI Data Solutions (International) Ltd. in favor of Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

               10.2 Form of Guaranty executed by CTI Group (Holdings), Inc. in favor of Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

               10.3 Form of Debenture executed by CTI Data Solutions (International) Ltd. in favor of Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

               10.4 Form of Security Agreement between CTI Group (Holdings), Inc. and Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

               10.5 Form of Collateral Pledge Agreement executed by CTI Group (Holdings), Inc. in favor of Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

               99.1      Press Release, dated February 3, 1998.

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CTI GROUP (HOLDINGS) INC.
                              (Registrant)


Date: February 17, 1998       By:     /s/ Mark H. Daugherty
                                 ---------------------------------------
                                   Name:  Mark H. Daugherty
                                   Title: Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit No.
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
2.1            Form of Asset Purchase Agreement by and among CTI Group (Holdings),
               Inc., CTI Data Solutions (International) Ltd. and Siemens plc dated
               February 2, 1998 (excluding any exhibits and schedules thereto).

10.1 Form of $2,000,000 Secured Promissory Note executed by CTI Data Solutions (International) Ltd. in favor of Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

10.2 Form of Guaranty executed by CTI Group (Holdings), Inc. in favor of Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

10.3           Form of Debenture executed by CTI Data Solutions (International) Ltd.
               in favor of Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

10.4 Form of Security Agreement between CTI Group (Holdings), Inc. and Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

10.5           Form of Collateral Pledge Agreement executed by CTI Group (Holdings),
               Inc. in favor of Siemens plc dated February 2, 1998 (excluding any exhibits and schedules thereto).

99.1           Press Release, dated February 3, 1998.


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